Exhibit 32

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Peapack-Gladstone Financial Corporation, (the "Corporation") for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Frank A. Kissel, as Chief Executive Officer of the Corporation, and Arthur F. Birmingham, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


FRANK A. KISSEL
----------------------------
Name:  Frank A. Kissel
Title: Chief Executive Officer
Date:  March 11, 2004


ARTHUR F. BIRMINGHAM
----------------------------
Name:  Arthur F. Birmingham
Title: Chief Financial Officer
Date:  March 11, 2004


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